UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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ProSight Global, Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders ProSight Global, Inc. To Be Held On: June 17, 2020 at 10:00 a.m. Eastern Time at our headquarters, located at 412 Mt. Kemble Ave., Ste. 300C, Morristown, NJ 07960 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/3/2020. Please visit http://www.astproxyportal.com/ast/22966/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: public accounting firm of the Company for its fiscal year ending December 31, Meeting or any adjournment or postponement thereof OF ALL DIRECTOR NOMINEES, AND "FOR" PROPOSAL 2. 1. To elect eleven (11) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. NOMINEES: Steven Carlsen Lawrence Hannon Anthony Arnold Clement S. Dwyer, Jr. Magnus Helgason Sheila Hooda Eric W. Leathers Richard P. Schifter Bruce W. Schnitzer Otha T. Spriggs, III Anne G. Waleski Please note that you cannot use this notice to vote by mail. 2. To ratify the appointment of Ernst & Young LLP as the independent registered 2020. 3. To transact any other business as may properly be presented at the Annual THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2020 PROSIGHT GLOBAL INC You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000467856_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 28, 2020 Date: June 17, 2020Time: 10:00 AM EST Location: 412 Mt. Kemble Ave. Suite 300C Morristown, NJ 07960

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. 0000467856_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 03, 2020 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees Steven Carlsen Sheila Hooda Anne G. Waleski 01 06 11 02 Lawrence Hannon 07 Eric W. Leathers 03 Anthony Arnold 08 Richard P. Schifter 04 Clement S. Dwyer, Jr.05 Magnus Helgason 09 Bruce W. Schnitzer10 Otha T. Spriggs, III The Board of Directors recommends you vote FOR the following proposal(s): 2To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000467856_3 R1.0.1.18 Voting items

0000467856_4 R1.0.1.18 Voting Instructions